April 11, 2003

                         DREYFUS SMALL CAP OPPORTUNITY FUND
                     (A SERIES OF DREYFUS PREMIER OPPORTUNITY
                                      FUNDS)

                             SUPPLEMENT TO PROSPECTUS
                              DATED FEBRUARY 1, 2003

     At a meeting of the Board of Trustees of Dreyfus Premier Opportunity Funds held on April 10, 2003, the Board approved the liquidation of the fund on or about May 16, 2003 (the "Liquidation Date"). Accordingly, effective as of the close of business on April 10, 2003, the fund is closed to any investments for new accounts.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-554-4611.

                                                                       020s0403